[LOGO] OMEGA FINANCIAL CORPORATION
366 Walker Drive o P.O. Box 298 o State College, PA 16804-0298 o 1(800) 494-1810

                            NOTICE OF ANNUAL MEETING
                                       OF
                                  SHAREHOLDERS

                                 APRIL 26, 2004

TO OUR SHAREHOLDERS:

      The 2004 annual meeting of shareholders of OMEGA FINANCIAL CORPORATION ("Omega") will be held on Monday, April 26, 2004 at 10:00 a.m. (prevailing time), at Ramada Inn, 1450 South Atherton Street, State College, Pennsylvania for the following purposes:

      1. To elect three directors for three year terms, as more fully described in the accompanying Proxy Statement,

      2. To approve Proposal 2 to adopt the 2004 Stock Option Plan for Non-Employee Directors,

      3. To transact such other business as may properly come before the annual meeting or any postponement or adjournment thereof.

      The Board of Directors has fixed February 24, 2004 as the record date for the determination of shareholders entitled to vote at the annual meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting.

      If the annual meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened annual meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

      You are cordially invited to attend the annual meeting in person. Whether or not you expect to attend the annual meeting in person, you are urged to vote. You have three options for voting. You may vote through the Internet, by telephone or by mail. Please check your proxy card for instructions on all three options. Omega prefers that you vote via the Internet or by telephone in order to minimize costs. If you vote by mail, sign, date and promptly return the enclosed proxy. A self-addressed envelope is enclosed for your convenience; no postage is required if mailed in the United States.

                                            By order of the Board of Directors,


                                            /s/ David N. Thiel

                                            David N. Thiel, Secretary

March 26, 2004

                           OMEGA FINANCIAL CORPORATION
                                366 Walker Drive
                        State College, Pennsylvania 16801

                                 PROXY STATEMENT

      The enclosed proxy is solicited by and on behalf of Omega Financial Corporation ("Omega" or the "Company") for use at the annual meeting of shareholders to be held on Monday, April 26, 2004 at 10:00 a.m. (prevailing time) at Ramada Inn, 1450 South Atherton Street, State College, Pennsylvania and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to shareholders is March 26, 2004.

      Voting prior to the meeting will not affect the shareholder's right to attend the annual meeting and vote in person because the proxy is revocable. Any shareholder giving a proxy has the power to revoke it by delivering a later dated proxy card or by giving written notice to the Secretary of Omega at any time before the proxy is exercised.

      The expense of the proxy solicitation will be borne by Omega. In addition to solicitation by mail, proxies may be solicited in person or by telephone or email by directors, officers or employees of Omega and its bank subsidiary, Omega Bank, N.A. ("Omega Bank"), without additional compensation. Omega is required to pay the reasonable expenses incurred by record holders of Omega Common Stock who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to any beneficial owners of Omega's Common Stock, upon request of such record holders.

      A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Omega Common Stock for the election of all nominees for directorships hereinafter named.

      If you are a registered shareholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in "street name" (that is, you hold your stock through a broker or other nominee), please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is 3:00 a.m. (prevailing time) on Monday, April 26, 2004.

      The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which Omega did not know by December 1, 2003 are to be presented at the Annual Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and Proxy pursuant to Rule 14a-8 or Rule 14a-9 promulgated under the Securities Exchange Act of 1934; and (v) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

      Omega had 8,469,275 shares of common stock, par value $5.00 per share ("Common Stock") outstanding at the close of business on February 24, 2004, the record date for the determination of shareholders entitled to receive notice of, and to vote at, the annual meeting. Except for certain restrictions (hereinafter summarized) on the right to cast more than 10% of the total votes, which all shareholders are entitled to cast, each holder of Omega's Common Stock is entitled to one vote for each share of Common Stock held of record on the record date on each matter that may be brought before the annual meeting.

      The presence, in person or by proxy, of holders entitled to cast at least a majority of the votes which the holders of all of the aggregate outstanding shares of Omega Common Stock are entitled to cast constitutes a quorum for the purpose of considering and acting on such matters. All shares of Omega's Common Stock present in person or represented by proxy and entitled to vote, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the annual meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

      The election of directors will be determined by a plurality vote and the three nominees receiving the most "for" votes will be elected. Approval of any other proposal will require the affirmative vote of a majority of the shares cast on the proposal. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether a proposal has received the required shareholder vote.

      Omega is not currently aware of any matters that will be brought before the annual meeting (other than procedural matters), which are not referred to in the enclosed notice of the annual meeting.

      Article 8 of Omega's Amended and Restated Articles of Incorporation, as amended (the "Restated Articles"), restricts the rights of a Person (as hereafter defined) to cast (or execute written consent with respect to) more than 10% of the total votes which all shareholders are entitled to cast at a meeting, unless authorized to do so by the Board of Directors and subject to such conditions as the Board of Directors may impose. The term "Person" includes not only individuals and entities, but also groups of individuals and entities that act together for the purpose of acquiring, holding, disposing of or voting Common Stock.

      The casting of votes by a Person as a proxy holder for other shareholders is not counted in computing the 10% limitation to the extent that the proxies so voted were revocable and were secured from other shareholders who are not members of a group which includes such Person. Giving a revocable proxy to a Person does not in itself cause the shareholder giving the proxy to be a member of a group that includes such Person. Article 8 provides that the determination by the Board of Directors of the existence or membership of a group, and of the number of votes any Person or each member of a group is entitled to cast, is final and conclusive absent clear and convincing evidence of bad faith.

      In the event of a violation of Article 8, in addition to other remedies afforded Omega, the judges of election cannot count votes cast in violation of
Article 8 and Omega or its nominees have an option to acquire from the violator shares of Common Stock in excess of the 10% limit at prices which would in certain situations be lower than the then current market prices of such shares.

      The foregoing is a brief summary of Article 8 and is qualified and amplified in all respects by the exact provisions of the Restated Articles, which can be obtained in the same manner as Omega's Annual Report on Form 10-K for 2003 (see "Annual Report and Financial Statements").

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Common Stock

      To the knowledge of Omega, as of February 24, 2004, no person or entity, other than Omega's Employee Stock Ownership Plan ("ESOP"), was the beneficial owner of five percent or more of its outstanding Common Stock. The following table sets forth certain information, as of February 24, 2004, with respect to Omega's Common Stock beneficially owned by each director and nominee for director, each executive officer of the Company named in the "Summary Compensation Table" and by all directors, nominees for director and executive officers of Omega as a group. Also included is information with respect to shares of Common Stock that has been allocated to the accounts of directors and officers who are participants in Omega's ESOP. Unless otherwise specified, all persons listed on the following chart have sole voting and investment powers with respect to their shares:

        Name of Individual or                     Number of Shares                       Percent of
       Identity of Group Class                 Beneficially Owned (a)                     Ownership
       -----------------------                 ----------------------                     ---------
       Raymond F. Agostinelli                         22,013 (b)                              *
       Philip E. Gingerich                            62,500 (c)                              *
       Donita R. Koval                                50,146 (d)                              *
       David B. Lee                                  241,689 (e)(o)                         2.8%
       D. Stephen Martz                               87,688 (f)                            1.0%
       JoAnn N. McMinn                                42,763 (g)(o)                           *
       Robert N. Oliver                                8,833 (h)                              *
       James W. Powers, Sr.                           12,389 (i)(o)                           *
       Stanton R. Sheetz                               8,596 (j)                              *
       Robert A. Szeyller                              8,361 (k)                              *
       David N. Thiel                                 61,779 (l)                              *
       Daniel L. Warfel                               95,827 (m)(o)                         1.1%
       All directors and executive officers as
       a group (12) persons                          702,585 (n)(o)                         8.0%

*less than 1%

(a) The securities "beneficially owned" by an individual are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission and, accordingly, may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same residence as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after February 24, 2004. Beneficial ownership may be disclaimed as to certain of the securities.

(b) This amount includes 12,087 shares held jointly with Mr. Agostinelli's wife, 1,858 shares owned solely by Mr. Agostinelli's wife, 200 shares owned by Mr. Agostinelli as custodian for his grandchildren, and 1,890 shares owned by McLanahan Drug Store Mgmt. Co. Inc. of which Mr. Agostinelli is president and owner. This amount also includes 3,700 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(c) This amount includes 30,000 shares owned solely by Mr. Gingerich's wife. This amount also includes 2,500 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(d) This amount includes 3,220 shares owned solely by Ms. Koval's husband. This amount also includes 34,750 shares issuable upon the exercise of stock options granted to Ms. Koval pursuant to the Omega Stock Option Plan, 1,837 shares issuable upon the exercise of stock options granted pursuant to the Omega Stock Purchase Plan, and 6,869 shares of Common Stock allocated to Ms. Koval's account under the ESOP.

(e) This amount includes 36,979 shares owned solely by Mr. Lee's wife and 7,002 shares owned by Centre Foods Enterprises, Inc., of which Mr. Lee is a director, officer and shareholder. This amount also includes 96,727 shares issuable upon the exercise of stock options granted to Mr. Lee pursuant to the Omega Stock Option Plan, 668 shares issuable upon the exercise of stock options granted pursuant to the Omega Stock Purchase Plan and 27,150 shares of Common Stock allocated to Mr. Lee's account under the ESOP.

(f) This amount includes 1,650 shares owned solely by Mr. Martz's wife, 31,991 shares issuable upon the exercise of stock options granted to Mr. Martz pursuant to the Omega Stock Option Plan, 539 shares issuable upon the exercise of stock options granted pursuant to the Omega Stock Purchase Plan and 8,420 shares of Common Stock allocated to Mr. Martz's account under the ESOP.

(g) This amount includes 8,402 shares owned jointly with Ms. McMinn's husband and 22 shares owned solely by Ms. McMinn's husband. This amount also includes 25,500 shares issuable upon the exercise of stock options granted to Ms. McMinn pursuant to the Omega Stock Option Plan, 442 shares issuable upon the exercise of stock options granted pursuant to the Omega Stock Purchase Plan and 8,397 shares of Common Stock allocated to Ms. McMinn's account under the ESOP.

(h) This amount includes 1,026 shares owned jointly with Mr. Oliver's wife. This amount also includes 3,700 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(i) This amount includes 7,119 shares owned solely by Mr. Powers' wife. This amount also includes 3,700 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(j) This amount includes 3,700 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(k) This amount includes 3,700 shares issuable upon the exercise of options granted under the 1994 Stock Option Plan for Non-Employee Directors.

(l) This amount includes 36,250 shares issuable upon the exercise of options granted to Mr. Thiel pursuant to the Omega Stock Option Plan, 1,180 shares issuable upon the exercise of stock options granted pursuant to the Omega Stock Purchase Plan, and 10,781 shares of Common Stock allocated to Mr. Thiel's account under the ESOP.

(m) This amount includes 29,986 shares held jointly with Mr. Warfel's wife. This amount also includes 48,326 shares issuable upon the exercise of stock options granted to Mr. Warfel pursuant to the Omega Stock Option Plan, 668 shares issuable upon the exercise of stock options granted pursuant to the Omega Stock Purchase Plan and 16,847 shares of Common Stock allocated to Mr. Warfel's account under the ESOP.

(n) This amount includes an aggregate of 278,878 shares issuable upon the exercise of stock options granted to all executive officers of Omega as a group pursuant to the Omega Stock Option Plan and the Omega Stock Purchase Plan, an aggregate of 21,000 shares issuable upon the exercise of options granted to all non-employee directors of Omega as a group under the 1994 Stock Option Plan for Non-Employee Directors, and an aggregate of 78,465 shares of Common allocated under the ESOP to the accounts of all executive officers of Omega as a group.

(o) Does not include 850,904 shares of common stock that are owned by the ESOP of which Messrs. Lee, Warfel and Powers and Ms. McMinn are Trustees, other than any shares that have been allocated to the accounts of executive officers.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires Omega's executive officers, directors, and persons who beneficially own more than ten percent of a registered class of Omega's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Omega. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish Omega with copies of all Section 16(a) forms they file.

      To Omega's knowledge, based solely on a review of the copies of such reports furnished to Omega and written representations that no other reports were required, all Section 16(a) filing requirements applicable to Omega's executive officers, directors and greater than ten percent beneficial shareholders were complied with during the year ended December 31, 2003, except that Mr. Lee and Mr. Sheetz did not timely report the acquisition of 62 and 372 shares, respectively.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      The Bylaws of Omega provide that the Board of Directors shall consist of not less than five nor more than twenty-five directors and that within these limits the number of directors shall be as established by the Board of Directors. The Board of Directors has set the number of directors at eight. The Bylaws further provide that the Board shall be classified into three classes, as nearly equal in number as possible. One class of directors is to be elected annually. Three directors are to be elected at the 2004 annual meeting of shareholders for a term of three years each.

      The Board of Directors, pursuant to the Bylaws, has nominated the three persons listed below to be nominees for election to the Board of Directors. All are currently serving as directors of Omega. If any of the nominees becomes unavailable for election for any reason, valid proxies may be voted for a substitute nominee, if any, designated by the Board of Directors. Omega expects all nominees to be willing and able to serve.

      On March 18, 1995, Omega's banking subsidiaries, Peoples National Bank of Central Pennsylvania ("Peoples Bank") and The Russell National Bank, merged to form Omega Bank. On October 20, 2001, Omega's banking subsidiaries, Hollidaysburg Trust Company ("Hollidaysburg Trust") and Penn Central National Bank ("Penn Central Bank") were merged into Omega Bank. Any reference below to service with Omega Bank includes service with Omega Bank's predecessors prior to such mergers.

      The following table sets forth certain information regarding Omega's nominees for election to the Board of Directors:

                                                      Positions with Omega/
                                                  Principal Occupation During
       Name of Nominee         Age                    the Past Five Years
       ---------------         ---                    -------------------
       Robert N. Oliver        70        Director of Omega since 1994; Director of Penn
                                         Central Bancorp from 1993 to 1994; Director of
                                         Omega Bank since 1991; Owner and operator of
                                         Oliver Farms.

       Stanton R. Sheetz       48        Director of Omega since 1994; Director of
                                         Omega Bank since 1986; Executive Vice
                                         President and Director of Sheetz, Inc. until 1995;
                                         since 1995, Director, President and Chief
                                         Executive Officer of Sheetz, Inc., retail
                                         convenience stores.

       Robert A. Szeyller      65        Director of Omega since 1989; Director of
                                         Omega Bank since 1985; Managing Director,
                                         Pennsylvania Financial Group, Inc., an
                                         insurance, securities and consulting firm.

      The following table sets forth certain information regarding those directors whose terms will expire at either the 2005 or 2006 Annual Meeting of
Shareholders:

Terms expiring at the 2005 Annual Meeting of Shareholders:

                                                      Positions with Omega/
                                                  Principal Occupation During
       Name of Director        Age                    the Past Five Years
       ----------------        ---                    -------------------
       Philip E. Gingerich     66        Director of Omega since 1994; Director of
                                         Omega Bank since 1988; Self-employed real
                                         estate appraiser/consultant until his retirement in
                                         2003.

       D. Stephen Martz        61        Director of Omega since 1994; Business
                                         Development Officer of Omega since 2002;
                                         President and Chief Operating Officer of Omega
                                         from 1994 to 2002; President and Chief
                                         Operating Officer of Omega Bank from 2001 to
                                         2002; Chairman, President, Chief Executive
                                         Officer and Director of Penn Central Bancorp
                                         from 1985 to 1994; Director of Omega Bank
                                         since 1974.

       James W. Powers, Sr.    69        Director of Omega since 1994; Director of
                                         Omega Bank since 1989; President of Polestar
                                         Plastics, Inc., a manufacturing company until his
                                         retirement in 1996.

Terms expiring at the 2006 Annual Meeting of Shareholders:

                                                      Positions with Omega/
                                                  Principal Occupation During
       Name of Director        Age                    the Past Five Years
       ----------------        ---                    -------------------
       Raymond F. Agostinelli  69        Director of Omega since 1993; Director of
                                         Omega Bank since 1982; President and owner of
                                         McLanahan Drug Store Mgmt. Co. Inc., a chain
                                         of drug stores.

       David B. Lee            66        Chairman of the Board of Omega since 1989,
                                         Chief Executive Officer of Omega since 1986;
                                         President of Omega from 1986 to 1994 and since
                                         2002; Chief Executive Officer of Omega Bank
                                         from 1977 until 2003 and Director of Omega
                                         Bank since 1977.

      Except as indicated above, each of the nominees or continuing directors has had the same principal occupation for at least five years.

                           BOARD AND COMMITTEE MATTERS

Independence

      The Board of Directors has determined that the following directors, constituting a majority of the members of the Board, are independent as defined in the Corporate Governance Rules of The Nasdaq Market, Inc. ("Nasdaq Corporate Governance Rules"): Raymond F. Agostinelli, Philip E. Gingerich, Robert N. Oliver, James W. Powers, Sr., Stanton R. Sheetz and Robert A. Szeyller.

Communication with the Board

      Shareholders may communicate with the Board of Directors, including the non-management directors, by sending a letter to an individual director or to the Omega Financial Corporation Board of Directors, c/o David Thiel, Corporate Secretary, Omega Financial Corporation, 366 Walker Drive, State College, PA 16801. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.

Meetings of the Board and Committees

      In 2003, there were ten regular board meetings of Omega. The Board of Directors of Omega has established an Audit Committee, a Compensation Committee and a Nominating Committee. During 2003, all directors of Omega attended at least 75% of the meetings of the Board of Directors of Omega and of all committees of which they were members.

Attendance at Annual Meeting of Shareholders

      The Board of Directors has an informal policy that all of the directors should attend the Annual Meeting of Shareholders, absent exceptional cause. Last year, 7 of the 8 directors attended the Annual Meeting of Shareholders.

                              Director Compensation

      The Board members of Omega who are not employees are paid $700 for each regular meeting of the Board of Directors attended, along with an annual retainer of $5,000. Members of the Omega Audit Committee are paid $250 for every Audit Committee meeting attended. Members of the Omega Board are not compensated for other committee meetings. All of the Board members of Omega are also Board members of Omega Bank. Non-employee board members of Omega Bank receive $500 for attendance at each regular monthly meeting of the Omega Bank Board and an annual retainer of $3,000.

      On May 1, 2003, Messrs. Agostinelli, Gingerich, Oliver, Powers, Sheetz, and Szeyller, the non-employee directors, were each automatically granted options to purchase 500 shares of Common Stock at an exercise price of $34.85 per share pursuant to the 1994 Stock Option Plan for Non-Employee Directors. See "Executive Compensation - 1994 Stock Option Plan for Non-Employee Directors". If Proposal 2 is approved at the Annual Shareholders Meeting, each of the non-employee directors will receive an automatic grant of an option for 500 shares of Omega Common Stock pursuant to the 2004 Stock Option Plan for Non-Employee Directors on May 1, 2004 and each January 1 thereafter.

      Certain directors of Omega have elected to participate in the Deferred Compensation Plan for Directors. Any director may elect to participate in the Plan by executing a Deferred Compensation Agreement, under the terms of which the participating director waives for a specified period his right to receive the directors' fees to which he would otherwise be entitled in return for an undertaking on the part of Omega to invest those fees and to pay him or his designated beneficiary the amounts so deferred, together with the interest earned on such amounts, over a specified period commencing either at age 62, upon his retirement as a director, or upon his death.

      No director of Omega, or any of its subsidiaries, who is also an employee of Omega, or any of its subsidiaries, receives director's fees. During 2003, Mr. Martz was employed by Omega Bank as an officer at an annual salary of $120,000.

Committees of the Board

      The Board of Directors of Omega has established an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee

      The Board of Directors of Omega has appointed a standing Audit Committee consisting of Raymond F. Agostinelli, Chairman, and Messrs. Robert A. Szeyller, James W. Powers, Sr., Stanton R. Sheetz, and Philip E. Gingerich. The Board of Directors has determined that each member of the Audit Committee is independent, as defined in applicable Nasdaq Corporate Governance Rules and SEC regulations. In addition, the Board of Directors has determined that Raymond F. Agostinelli, Audit Committee Chairman, and Stanton R. Sheetz, each qualifies as an audit committee financial expert, as defined in applicable SEC rules. The Audit Committee held nine meetings during 2003.

      The Audit Committee is governed by a written charter approved by the Board of Directors, a copy of which can be found in Appendix B. The principal duties of the Audit Committee are to monitor the integrity of the financial statements of Omega, the compliance by Omega with legal and regulatory requirements and the independence and performance of Omega's internal and external auditors. The Committee reviews, formulates and approves procedures for the Omega Internal Audit Department. In addition, the Committee selects the firm to be engaged as Omega's independent public accountants, and approves the engagement of the independent public accountants for all non-audit activities permitted under the Sarbanes-Oxley Act of 2002. The report of the Audit Committee appears on page 11.

Compensation Committee

      The Board of Directors of Omega has appointed a standing Compensation Committee currently consisting of Robert A. Szeyller, Chairman and Messrs. James
W. Powers, Sr, Robert N. Oliver and Philip E. Gingerich. The Board of Directors has determined that each member of the Compensation Committee is independent, as defined in applicable Nasdaq Corporate Governance Rules. The principal duties of the Compensation Committee are to develop and make recommendations to the Board with respect to Omega's executive compensation programs and to determine the annual compensation to be paid to the chief executive officer and each of the other executive officers of Omega. This Committee met nine times in 2003. The report of the Compensation Committee is set forth beginning on page 12.

Nominating Committee

      The Board of Directors of Omega has appointed a standing Nominating Committee currently consisting of Raymond F. Agostinelli, Philip E. Gingerich, Robert N. Oliver, James W. Powers, Sr., Stanton R. Sheetz and Robert A. Szeyller. The Board of Directors has determined that each member of the Nominating Committee is independent, as defined in applicable Nasdaq Corporate Governance Rules. This Committee was formed in February 2004. Prior to that, the entire Board of Directors acted as a nominating committee.

      The Nominating Committee is governed by a written charter approved by the Board of Directors, a copy of which can be found in Appendix A. The principal duties of the Nominating Committee are to identify individuals qualified to become members of the Board consistent with the criteria approved by the Committee, consider nominees made by shareholders in accordance with Omega's bylaws, and select, or recommend to the Board, the director nominees for each annual shareholders meeting.

      Consideration of Director Candidates Recommended or Nominated by Shareholders. The Nominating Committee will consider properly submitted shareholder recommendations for director candidates. A shareholder who wishes to recommend a prospective director nominee should send a signed and dated letter to the Chairman of the Nominating Committee, c/o David Thiel, Corporate Secretary, Omega Financial Corporation, 366 Walker Drive, State College, PA 16801. Under Omega's bylaws, a shareholder who desires to nominate directors for election at Omega's shareholders meeting must comply with the procedures summarized below:

            o shareholder nominations for directors to be elected, which have not been previously approved by the Nominating Committee, must be submitted to the Corporate Secretary not later than the latest date by which shareholder proposals must be submitted to Omega for inclusion in the proxy statement pursuant to SEC Rule 14a-8;

            o shareholder nominations must be in writing and sent either by personal delivery, nationally recognized express mail or U.S. mail, postage prepaid;

            o     each shareholder nomination must set forth the following:

                        o the name and address of the shareholder making the
                  nomination and the person(s) nominated;

                        o a representation that the shareholder is a holder of
                  record of voting stock of Omega entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to vote for the person(s) nominated;

                        o a description of all arrangements and understandings
                  between the shareholder and each nominee and any other person(s), naming such person(s), pursuant to which the nomination was submitted by the shareholder;

                        o such other information regarding the shareholder
                  nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the Nominating Committee; and

                        o the consent of each nominee to serve as a director if
                  so elected.

      Under Omega's bylaws, the officer presiding over the shareholders meeting, in such officer's sole and absolute discretion, may reject any nomination not made in accordance with the foregoing procedures.

      The deadline for submitting the letter recommending a prospective director nominee for the 2005 Annual Meeting of Shareholders is November 26, 2004.

      Omega's bylaws are available, at no cost, at the SEC's website, www.sec.gov, as Exhibit 3.4 to Omega's Form 10-K filed with the SEC on March 31, 2003 or upon the shareholder's written request directed to the Corporate Secretary at the address given above.

      Director Qualifications. Nominees for director must be at least 21 years old and less than 70 years old and own shares of Omega common stock.

      Nominees for director will be selected on the basis of outstanding achievement in their careers; broad experience; education; independence under applicable Nasdaq and SEC rules; financial expertise; integrity; financial integrity; ability to make independent, analytical inquiries; understanding of the business environment; and willingness to devote adequate time to Board and committee duties. Nominees should also have experience in the banking industry and knowledge about the issues affecting the banking industry. The proposed nominee should have sufficient time to devote their energy and attention to the diligent performance of the director's duties, including attendance at Board and committee meetings and review of Omega's financial statements and reports, SEC filings and other materials. Finally, the proposed nominee should be free of conflicts of interest that could prevent such nominee from acting in the best interest of shareholders.

      Additional special criteria apply to directors being considered to serve on a particular committee of the Board. For example, members of the Audit Committee must meet additional standards of independence and have the ability to read and understand Omega's financial statements.

      Identifying and Evaluating Nominees for Director. The Nominating Committee assesses the appropriate size of the Board in accordance with the limits fixed by Omega's charter and bylaws, whether any vacancies on the Board are expected and what incumbent directors will stand for re-election at the next meeting of shareholders. If vacancies are anticipated, or otherwise arise, the Nominating Committee considers candidates for director suggested by members of the Nominating Committee and other Board members as well as management, shareholders and other parties. Historically, most of Omega's director nominees have served on one of Omega's bank's local boards or the board of a bank acquired by Omega, or have had a leadership position with an entity that is located in a community served by Omega. The Nominating Committee also has the sole authority to retain a search firm to identify and evaluate director candidates. Except for incumbent directors standing for re-election as described below, there are no differences in the manner in which the Nominating Committee evaluates nominees for director, based on whether the nominee is recommended by a shareholder or any other party.

      In the case of an incumbent director whose term of office expires, the Nominating Committee reviews such director's service to Omega during the past term, including, but not limited to, the number of Board and committee meetings attended, as applicable, quality of participation and whether the candidate continues to meet the general qualifications for a director outlined above, including the director's independence, as well as any special qualifications required for membership on any committees on which such director serves. When a member of the Nominating Committee is an incumbent director eligible to stand for re-election, such director will not participate in that portion of the Nominating Committee meeting at which such director's potential nomination for election as a director is discussed by the Nominating Committee.

      In the case of a new director candidate, the Nominating Committee will evaluate whether the nominee is independent, as independence is defined under applicable Nasdaq Corporate Governance Rules, and whether the nominee meets the qualifications for director outlined above as well as any special qualifications applicable to membership on any committee on which the nominee may be appointed to serve if elected. In connection with such evaluation, the Nominating Committee determines whether the committee should interview the nominee, and if warranted, one or more members of the Nominating Committee will interview the nominee in person or by telephone.

      Upon completing the evaluation, and the interview in case of a new candidate, the Nominating Committee makes a decision as to whether to nominate the director candidate for election at the shareholders meeting.

                             Audit Committee Report

      The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed and discussed the audited financial statements with management, including a discussion of the quality and the acceptability of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

      The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards ("SAS") No. 61, Communication With Audit Committees, as amended by SAS No. 90, "Audit Committee Communications". In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from Omega and its management, and has received the written disclosures and the letter from the auditors as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees".

      The Committee also discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee meets with the internal and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

      Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the SEC.

Audit Committee Members for 2003:
Raymond F. Agostinelli, Chairman
Philip E. Gingerich
James W. Powers, Sr.
Stanton R. Sheetz
Robert A. Szeyller

February 24, 2004

                          Compensation Committee Report

      The Compensation Committee of the Board of Directors is composed of directors who are not employees of Omega or Omega Bank and is responsible for developing and making recommendations to the Board with respect to Omega's executive compensation programs. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of Omega.

      The policies of Omega's executive compensation program are to:

1) Provide compensation that will attract and retain superior executive talent;

2) Support the achievement of the goals contained in Omega's annual plan by linking a portion of the executive officer's compensation to the achievement of such goals; and

3) Enhance shareholder value by the use of stock options to further align the interests of the executive officers with those of shareholders.

      The Compensation Committee believes that its executive compensation program provides an overall level of compensation opportunity that is competitive to that offered within the banking community. Actual compensation levels may be greater or less than median competitive levels based on the surveys to which the Compensation Committee subscribes.

      Omega's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long term incentive compensation in the form of stock options, and various benefits generally available to employees of Omega, including employee stock purchase plan options, group medical and life insurance coverage and participation in the ESOP and 401(k) plans. In determining the level of base salary, annual incentive compensation and stock options for executive officers, the Compensation Committee reviews the recommendations made by the Chief Executive Officer with respect to subordinate executive officers, reviews surveys of compensation data for comparable banks and bank holding companies and uses its discretion to set compensation for individual executive officers, including the Chief Executive Officer, at levels where, in its judgment, external, internal or individual circumstances warrant.

      Base Salary. Base salary levels for Omega's executive officers are competitively set relative to companies in the banking industry of comparable size within Pennsylvania as well as in the United States. In determining salaries, the Committee also takes into account individual experience and performance of executive officers as it relates to the particular needs of Omega.

      Annual Incentive Compensation. Omega's Executive Incentive Compensation Plan is the Company's annual incentive program for executive officers and key managers. The purpose of this Plan is to provide a direct financial incentive in the form of an annual cash bonus to executives to achieve Omega's annual goals set at the beginning of each fiscal year. In fiscal 2003, the following measures of corporate performance were selected:

1)    Percentage change in return on average equity;

2)    Percentage change in Omega's net income compared to the prior fiscal year;
      and

3)    Percentage change in Omega's earnings per share.

      Individual performance may also be taken into account in determining bonus, but no bonus is paid unless a predetermined threshold for return on average assets has been reached. Target bonus awards are set at competitive levels within the banking industry determined by review of the industry surveys discussed above.

      Stock Options. The Compensation Committee uses the 1986 Stock Option Plan and the 1996 Employee Stock Option Plan (collectively the "Stock Option Plans") as Omega's long-term incentive plan for executive officers and key managers. The 1996 Employee Stock Option Plan replaced the 1986 Stock Option Plan under which no new options could be granted after 1996. The objectives of the Stock Option Plans are to align the long-term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long-term equity interest in Omega. The Stock Option Plans authorize the Compensation Committee to award stock options to officers and key employees. In general under the Stock Option Plans, options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant (although the Compensation Committee has the authority to grant non-qualified options under the 1996 Employee Stock Option Plan at an exercise price less than the fair market value on the date of grant) and are exercisable beginning one year after the date of the grant (earlier in the event of a "change in control" as defined in the Plan) up to ten years after the date of grant. Awards are made at a level calculated to be competitive within the banking industry based on reviews of industry surveys.

      Determination of Compensation of the Chief Executive Officer. During 2003, Mr. Lee was the Chairman, President and Chief Executive Officer of Omega and Chairman and Chief Executive Officer of Omega Bank. The Compensation Committee reviewed base salaries of chief executive officers of peer group companies in determining Mr. Lee's base compensation. The committee reviewed Mr. Lee's performance with respect to corporate goals and objectives such as earnings per share, return on equity, return on assets and non-interest expense control. The Committee believed that his individual actions and leadership had a significant effect on Omega's overall financial and business culture results. Other subjective criteria such as community leadership and industry involvement were used in determining his merit increase. At the beginning of 2003, Mr. Lee's base salary was $441,054. Effective August 1, 2003 Mr. Lee's base salary was increased by $20,286, representing a 4.6% merit increase. His base salary at the end of the fiscal year was $461,340.

      Mr. Lee's bonus for fiscal 2003 was $197,500. The bonus was determined in accordance with the Executive Incentive Compensation Plan and was based upon attainment of the performance goals established for Omega at the beginning of the year. Options to purchase a total of 12,074 shares of Common Stock were awarded to Mr. Lee for fiscal 2003 based upon the overall performance of the Company, the number of stock options granted to Mr. Lee for 2002 and reviews of the industry surveys discussed above.

      Mr. Lee entered into a new employment agreement with Omega Bank effective January 1, 2004, which is described in greater detail on page 20.

      Policy with respect to Section 162(m) of the Internal Revenue Code.
Section 162(m) of the Internal Revenue Code denies a deduction for certain compensation exceeding $1,000,000 paid to the chief executive officer and four other highest paid executive officers excluding (among other things) certain performance based compensation. The Compensation Committee continually evaluates to what extent 162(m) applies to its compensation program. Where appropriate, the Compensation Committee has taken action to reduce the impact of this provision. For example, the 1996 Employee Stock Option Plan is intended to comply with the regulations relating to the performance based exception for stock options which have an exercise price of not less than the fair market value of the Common Stock on the date of grant.

Compensation Committee Members for 2003:
Robert Szeyller, Chairman
James W. Powers, Sr.
Philip E. Gingerich
Robert N. Oliver

February 24, 2004

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

                           SUMMARY COMPENSATION TABLE

      The following table reflects information concerning the annual and long-term compensation earned by the Chief Executive Officer and the four most highly compensated executive officers of Omega whose annual compensation for 2003 exceeded $100,000 for their services in all capacities during the fiscal years ended December 31, 2003, 2002 and 2001:

                                                                                     Long-Term
                                                                                   Compensation
                                                  Annual Compensation (1)              Awards
                                                                                     Securities
                                                                                     Underlying      All Other
                                              Year      Salary        Bonus (2)      Options (3)    Compensation
                                            --------------------------------------------------------------------
David B. Lee
     Chairman, President and                   2003    $449,506        $197,500          11,744      $350,156(4)
     Chief Executive Officer of                2002     427,065         219,500          13,327       353,366
     Omega; Chairman                           2001     403,842         209,000          13,243       342,652
     of Omega Bank

Donita R. Koval
     Executive Vice President                  2003    $152,127        $ 57,600           6,040      $178,398(5)
      and Chief Operating Officer              2002     113,048          33,500           5,676        14,533
      of Omega since December                  2001      95,982          23,500           5,493        13,733
      2003, President of Omega
      Bank since September 2002
      and Chief Executive Officer
      of Omega Bank since July
      2003

Daniel L. Warfel
     Executive Vice President                  2003    $208,683        $ 82,400           6,250      $ 57,046(6)
     and Chief Financial Officer               2002     201,293          91,500           6,931        58,721
     of Omega and of Omega Bank                2001     193,980          87,300           6,912        51,935

David N. Thiel

     Corporate Secretary and                   2003    $125,317        $ 27,400           5,066      $ 14,176(7)
     Senior Vice President of                  2002     120,580          30,400           5,614        14,679
     Omega and of Omega Bank                   2001     117,693          28,800           5,603        16,758

JoAnn N. McMinn
     Senior Vice President,                    2003    $ 96,250        $ 11,700           3,817      $ 10,315(8)
     Corporate Controller and                  2002      95,136          13,000           4,214        10,888
     Director of Investor Relations            2001      92,596          11,800           4,222        12,531
     of Omega and of Omega Bank

(1) Does not include the value of perquisites provided to certain executive officers that in the aggregate did not exceed the lesser of $50,000 or 10% of such officer's salary and bonus.

(2) Represents the bonus paid in the following year for services performed in the year listed.

(3) Represents the total of the number of stock options issued pursuant to Omega's Employee Stock Purchase and Stock Option Plans for the years listed.

(4) For 2003, consisted of $319,342 reserved for his account under the Supplemental Executive Retirement Plan ("SERP"), $14,499 allocated to his account in the ESOP, $2,888 contributed by Omega to Mr. Lee's account in the 401(k) Plan and $10,948 imputed income from group term life insurance.

(5) For 2003, consisted of $160,191 reserved for her account under the Supplemental Executive Retirement Plan ("SERP"), $13,457 allocated to Ms. Koval's account in the ESOP, $2,066 contributed by Omega to her account in the 401(k) Plan and $218 imputed income from group term life insurance.

(6) For 2003, consisted of $32,012 reserved for Mr. Warfel's account under the SERP, $14,499 allocated to his account in the ESOP, $2,888 contributed by Omega to his account in the 401(k) Plan and $1,331 imputed income from group term life insurance.

(7) For 2003, consisted of $11,288 allocated to Mr. Thiel's account in the ESOP, $2,330 contributed by Omega to his account in the 401(k) Plan and $558 imputed income from group term life insurance.

(8) For 2003, consisted of $7,920 allocated to Ms. McMinn's account in the ESOP, $2,185 contributed by Omega to her account in the 401(k) Plan and $210 imputed income from group term life insurance.

                          STOCK OPTION GRANTS FOR 2003

      Set forth below is information concerning stock options granted for 2003 under the Stock Purchase Plan and the 1996 Stock Option Plan to the officers of Omega named in the Summary Compensation Table:

                         Number of         % of                                           Potential Realizable Value at
                        Securities     Total Options                                      Assumed Annual Rates of Stock
                        Underlying    Granted to All   Exercise or                            Price Appreciation for
                          Options      Employees for   Base Price      Expiration                Option Term (3)
          Name            Granted          2003        $ per Share        Date          0% ($)         5% ($)         10% ($)
          ----            -------          ----        -----------        ----          ------         ------         -------
      David B. Lee
          (1)                668           1.06%        $  33.67        12/31/08        $2,498        $  3,189        $  4,025
          (2)             11,406          19.25%           37.41        01/01/14           N/A         268,348         680,047
    Donita R. Koval
          (1)                668           1.06%           33.67        12/31/08         2,498           3,189           4,025
          (2)              5,372           9.07%           37.41        01/01/14           N/A         126,387         320,289
    Daniel L. Warfel
          (1)                668           1.00%           33.67        12/31/08         2,498           3,189           4,025
          (2)              5,582           9.42%           37.41        01/01/14           N/A         131,327         332,809
     David N. Thiel
          (1)                566           0.90%           33.67        12/31/08         2,117           2,702           3,410
          (2)              4,500           7.59%           37.41        01/01/14           N/A         105,871         268,299
    JoAnn N. McMinn
          (1)                442           0.70%           33.67        12/31/08         1,653           2,110           2,663
          (2)              3,375           5.70%           37.41        01/01/14           N/A          79,403         201,224

(1) Granted pursuant to the Employee Stock Purchase Plan. "Exercise or Base Price" column shows the exercise price in effect for the first 27 months after the date of grant. See footnote (3).

(2)   Granted pursuant to the 1996 Stock Option Plan.

(3) Shows the difference between the market value of the Common Stock for which the option may be exercised less the exercise price of the option assuming that the market price of the Common Stock appreciates in value from the date of grant to the end of the option term at annualized rates of 5% and 10%, respectively. The rates of appreciation used in this table are prescribed by regulations of the SEC and are not intended to forecast future appreciation of the market value of the Common Stock. Because the Employee Stock Purchase Plan options were granted at 90% of the market price of the Common Stock on the date of grant, the "0%" column shows the market value of the Common Stock for which such options may be exercised as of December 31, 2003 less the exercise price and assumes no appreciation in the value of the Common Stock during the option term. By the terms of the Employee Stock Purchase Plan options, the exercise price of options exercised more than 27 months after the date of grant cannot be less than 90% of the fair market value of Omega's Common Stock on the date of exercise, which provision is reflected in the "5%" and "10%" appreciation columns for such options.

                  AGGREGATED STOCK OPTION EXERCISES DURING 2003
                           AND YEAR-END OPTION VALUES

      Set forth below is information concerning the exercise during 2003 of options granted under the Stock Purchase Plan and the Stock Option Plans by the officers named in the Summary Compensation Table and the value of unexercised options held by them at the end of 2003:

                                                                Number of Securities
                                                               Underlying Unexercised                     Value of Unexercised
                           Number of                                   Options at                       In-the-Money Options at
                        Shares Acquired   Value Realized (1)        December 31, 2003                     December 31, 2003 (2)
       Name               on Exercise     on Shares Acquired    Exercisable      Unexercisable       Exercisable      Unexercisable
       ----               -----------     ------------------    -----------      -------------       -----------      -------------
David B. Lee                10,445             $202,374            84,764            12,631            $770,268          $19,073
Donita R. Koval                485                4,496            31,587             5,000             312,696            7,550
Daniel L. Warfel             8,715              145,425            42,759             6,235             389,285            9,415
David N. Thiel               5,078               78,162            32,430             5,000             339,398            7,550
JoAnn N. McMinn              2,714               46,118            22,192             3,750             198,453            5,663

(1) Represents the difference between the market price of the Common Stock on the date of exercise and the exercise price of the options multiplied by the number of options exercised.

(2) Represents the difference between $37.41, the market price of the Common Stock on December 31, 2003, and the exercise price of the options multiplied by the number of options held.

Stock Performance Graph

      The following graph illustrates the five-year cumulative total return for Omega's Common Stock as compared to The Nasdaq Stock Market Composite Market Index and the Omega Peer Group (described below), assuming an investment of $100 in each on December 31, 1998 and the reinvestment of all dividends.

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                                12/31/98  12/31/99  12/31/00  12/31/01  12/31/02  12/31/03
Omega Financial Corporation      100.00     98.72     95.72    118.24    136.34    149.61
NASDAQ - Total US                100.00    185.95    113.19     89.65     61.67     92.90
Omega Financial Peer Group*      100.00     89.98     79.89    106.09    123.42    164.54

      *Source: SNL Financial LC, Charlottesville, VA. Used with permission. All rights reserved.

      *Omega Financial Peer Group consists of all banking institutions headquartered in Pennsylvania with total assets between $1-$5 billion. The Peer Group was compiled by SNL Financial and consists of 13 banking institutions:
Patriot Bank Corp., Sun Bancorp, Inc., Citizens & Northern Corporation, PennRock Financial Services Corp., AmeriServ Financial, Inc., Royal Bancshares of Pennsylvania, Inc., Univest Corporation of Pennsylvania, Community Banks, Inc., Sterling Financial Corporation, Harleysville National Corporation, S&T Bancorp, Inc., National Penn Bancshares, Inc. and First Commonwealth Financial Corporation. Management believes that the Peer Group selected provides a meaningful comparison because it represents a group of banking institutions that have similar characteristics as Omega and operate within the same geographic area as Omega.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of the Compensation Committee during 2003 were: Robert Szeyller, Chairman; Philip E. Gingerich, Robert N. Oliver and James W. Powers, Sr. No person who served as a member of the Compensation Committee during 2003 was a current or former officer or employee of Omega or Omega Bank or engaged in certain transactions with Omega or Omega Bank required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee "interlocks" during 2003, which generally means that no executive officer of Omega served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Compensation Committee of Omega.

       SEVERANCE AND SALARY CONTINUATION AGREEMENTS AND STOCK OPTION PLANS

Severance Agreements

      Omega and Omega Bank have entered into Severance Agreements with executive officers Donita R. Koval and Daniel L. Warfel. These agreements provide for severance payments in the event that (i) Omega terminates such executive's employment without cause or (ii) such executive terminates their employment with Omega (a) for any reason, whether with or without cause, at any time within three years after a "change in control of Omega," or (b) due to the fact that, without such executive's consent and whether or not a change in control of Omega has occurred, the nature and scope of such executive's authority with Omega or the surviving or acquiring executive are materially reduced to a level below that which such executive enjoys on the date of the severance agreement, the duties or responsibilities assigned to such executive are materially inconsistent with that which such executive has on the date of the severance agreement, such executive's then current base annual salary is materially reduced to a level below that which such executive enjoys on the date of the severance agreement or at any time thereafter (whichever may be greater), the fringe benefits Omega provides to such executive officer on the date of the severance agreement or at any time thereafter (whichever may be greater) are materially reduced, such executive's position or title with Omega or the surviving or acquiring executive is reduced from such executive's current position or title with Omega or such executive's principal place of employment with Omega is changed to a location greater than 40 miles from such executive's current principal place of residence. Cause means (i) conviction of the executive for any felony, fraud or embezzlement or (ii) the executive fails or refuses to comply with the written policies or directives of Omega's Board of Directors or the executive is guilty of misconduct in connection with the performance of his duties for Omega and the executive fails to cure such non-compliance or misconduct within twenty days after receiving written notice from Omega's Board of Directors specifying such non-compliance or misconduct.

      A "change in control of Omega" is defined as a change in control of Omega of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934 (as amended), whether or not Omega is subject to such reporting requirement. Additionally, a change of control of Omega is deemed to have occurred if (i) any person other than those persons in control of Omega on the date of the severance agreement, acquires the power, directly or indirectly, to direct the management or policies of Omega or to vote 25% or more of any class of voting securities of Omega or (ii) within any period of three consecutive years during the term of the Severance Agreement, individuals who at the beginning of such period constitute the Board of Directors of Omega cease for any reason to constitute at least a majority thereof.

      The term of each agreement begins on January 1, 2004 and ends on December 31, 2006, unless terminated earlier as provided in the agreement. Unless the Board of Directors notifies the executive prior to December 31, 2004 that it does not wish to extend the term of the agreement beyond the expiration of the initial three-year term, the term of the agreement will automatically be extended for another year so that the term of the agreement shall then be a three-year term beginning on January 1, 2005 and ending on December 31, 2007. Thereafter, the term of the agreement will continually be extended in like manner for successive renewal terms. At no time will the current term of the agreement be for a period in excess of three years. The agreement will terminate upon the executive's death or disability, termination of employment for cause, retirement or otherwise or upon the executive reaching age 65.

      In the event that the executive is entitled to severance payments under the agreement, the executive will be paid annual compensation for a period of three years following the date on which the employment is terminated at a rate equal to 100% of their highest annual cash compensation, including cash bonuses, during the three year period ending on the termination date. Such payments shall be coordinated with pension, annuity or other benefits or payments received by the executive under Omega's nonqualified Supplemental Executive Retirement Plan, as the same shall be amended from time to time (the "SERP"), so that the sum of payments made under the severance agreement in any year, when added to payments received under the SERP, will not exceed the executive's highest annual compensation.

      In the event that the executive is entitled to severance payments, the executive will also be entitled to all medical, hospitalization, and life insurance benefits for a period of three years following the termination date, except that, if new employment is accepted by the executive during such period, continuation of such benefits will be offset by coverages provided through the executive's subsequent employer. If permitted under the terms of the SERP, the executive will remain a participant under the SERP. The executive also is entitled to reimbursement for all reasonable relocation expenses incurred and not paid by the executive's new employer in securing employment, provided that such reimbursement will not exceed one-third of the executive's highest annual compensation.

      The agreements provide that the executive may require Omega to maintain a letter of credit in the face amount of three times their current base annual salary on the date of grant plus $50,000 to secure Omega's obligations under the agreement. The agreements also provide that the severance payments and benefits to which the executive may be entitled under the severance agreement will not be otherwise offset or reduced by any income or earnings received from any other employment or other activity that he may engage in during the three year period following the termination date. The executive is not required to mitigate his damages. The agreements also contain provisions restricting the executive's right to compete with Omega in Centre County, Pennsylvania for a period of one year after the termination date.

Employment Agreement with David B. Lee

      Effective as of January 1, 2004, Omega entered into a new employment agreement with David B. Lee under which Mr. Lee will be employed as Chairman of the Board, President and Chief Executive Officer of Omega and the Chairman of the Board of the Bank; provided, however, that upon 30 days prior written notice to Omega, Mr. Lee may resign from the position of President and/or Chief Executive Officer and remain as Chairman of the Board of Omega and Omega Bank, without any diminution in the salary and fringe benefits payable under the agreement.

      Mr. Lee is required to devote such portion of his business time to Omega's business and affairs and to the promotion of Omega's interests as is reasonably required for the fulfillment of his obligations and the performance of his duties under the agreement.

      Unless terminated earlier, Mr. Lee's employment will end on December 31, 2006. The Board of Directors may terminate Mr. Lee's employment at any time for cause, defined as: (i) Mr. Lee's conviction for any felony, fraud or embezzlement or (ii) Mr. Lee's breach of the confidentiality and non-competition provisions of the agreement or his failure or refusal to comply with the written policies or written directives of Omega's Board of Directors, provided that Mr. Lee fails to cure such breach or non-compliance within 30 days after receiving written notice from Omega's Board of Directors specifying such breach or non-compliance.

      Mr. Lee is entitled to be paid a salary at the annual rate of: (a) $100,000 for 2004; (b) $75,000 for 2005; and (c) $50,000 for 2006. Mr. Lee is
also entitled to participate in any savings, 401(k), stock option, employee stock purchase, pension, profit sharing, group medical, group disability or similar plan adopted by Omega now existing or established hereafter. In addition, Mr. Lee is entitled to a car allowance, business expense allowance and payment of membership dues at a country club selected by him.

      In the event that Mr. Lee dies during the term of the agreement, his legal representative will be entitled to receive the salary due Mr. Lee through the end of the term.

      Omega's Board of Directors can terminate Mr. Lee's employment if the Board of Directors determines that due to illness or other incapacity, he is incapable of performing his duties under the employment agreement, and such illness or other incapacity continues for more than 90 consecutive days. If Mr. Lee is terminated for disability, he will continue to receive the salary and fringe benefits under the agreement through the end of the term.

      The agreement provides that Mr. Lee may not compete with Omega in any county in which the Company has an office during the term of the agreement and for one year after the termination of his employment.

Stock Option Plans

      In March 1996, the Board of Directors adopted, and in April 1996 the shareholders approved, the 1996 Employee Stock Option Plan (the "1996 Plan"). The 1996 Plan replaced the 1986 Stock Option Plan (the "1986 Plan") under which no new options could be granted after 1996. Under Omega's 1996 Plan, options may be granted to purchase a total of 1,000,000 shares of Common Stock (subject to appropriate adjustments to reflect changes in the capitalization of Omega). Options to purchase an aggregate of 68,399 shares of Common Stock remain outstanding under the 1986 Plan. Options issued pursuant to the 1986 Plan continue to be administered under the terms of such Plan. Pursuant to the 1986 Plan and the 1996 Plan (collectively the "Plans"), stock options may be granted which are intended to qualify as incentive stock options under the Internal Revenue Code of 1986, as amended ("Code"), as well as stock options not intended to so qualify. The purpose of the Plans is to provide additional incentive to employees of Omega by encouraging them to invest in Omega Common Stock and thereby acquire a proprietary interest in Omega and an increased personal interest in Omega's continued success and progress. All officers and key employees of Omega or any current or future subsidiary are eligible to receive options under the 1996 Plan.

      The Plans are administered by the Compensation Committee, which is appointed by the Board. The Compensation Committee determines, among other things, which officers and key employees will receive an option or options, the type of option (incentive or non-qualified, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and subject to certain limitations, the option price and duration of the option. The Compensation Committee has the exclusive right to adopt rules for the administration and interpretation of the Plans and the options issued pursuant to the Plans. Shares of Common Stock subject to options under the 1996 Plan that terminate unexercised are available for future options granted under the 1996 Plan. The Code provides that the aggregate fair market value of the stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year cannot exceed $100,000 and the excess amount will be treated as non-qualified options.

      The option price for options issued under the 1996 Plan must be at least equal to 100% of the fair market value of Omega Common Stock as of the date of the grant of the option, as determined by the Compensation Committee, while the option price for non-qualified options granted under the 1996 Plan may be established by the Compensation Committee for less than the fair market value of Omega's Common Stock on the date of the grant. Unless terminated earlier by the option's terms, options expire ten years after the date of grant. Payment of the option price on exercise of both incentive options and non-qualified options may be made in cash, Omega Common Stock, or a combination of both. The Compensation Committee determines the rate of option exercisability at the time of the grant. Generally, no stock option granted under the Plans may be exercised in the first year after the date of grant, except in the event of a change in control (as defined in the Plans) in which event they become immediately exercisable. After one year from the date of grant, each optionee may exercise up to the total number of optioned shares granted to such optionee.

Employee Stock Purchase Plan

      Under Omega's Employee Stock Purchase Plan (the "Stock Purchase Plan"), options may be granted for a total of 1,125,000 shares of Common Stock (subject to appropriate adjustments to reflect changes in the capitalization of Omega). The Stock Purchase Plan is intended to advance the interests of Omega by giving employees of Omega and its subsidiaries a vested interest in the growth and earnings of Omega. The Compensation Committee administers the Stock Purchase Plan. The Committee is authorized to grant options to purchase Common Stock of Omega to employees of Omega and its subsidiaries. The Committee has discretion as to the total number of options, if any, granted in each year, the rate of exercisability, the price as to which each option is exercisable, and the duration of each option. Shares of Common Stock subject to options that expire unexercised are available for future option grants under the Stock Purchase Plan.

      All options granted under the Stock Purchase Plan expire at such time, not later than five years after the date of grant, as the Committee shall determine; provided, however, that options exercised more than 27 months after the date of grant must be exercised at an option price equal to at least 85% of the fair market value of the shares on the date of exercise. No option may be granted to any person who immediately after the grant would own more than 5% of Omega Common Stock and no option may be granted which, at the date the option is granted, would permit such person's right to purchase stock under the Stock Purchase Plan and all other employee stock purchase plans of Omega and subsidiaries to accrue at a rate exceeding $25,000 of the fair market value of such stock (determined at the time such option is granted) for each year such option is outstanding. Except as noted above, the option price per share must not be less than the lesser of: (a) 85% of the fair market value of the stock on the date of grant, or (b) 85% of the fair market value on the date of exercise.

      If the Committee decides to issue options pursuant to the Stock Purchase Plan, options must be granted to all employees of Omega and its subsidiaries who have been employed for at least one year subject to certain exclusions. When options are granted, each eligible employee will be permitted to elect to purchase the number of whole shares which could be purchased with no more than 25% of his "base salary rate" (as defined) determined as of the date the option is granted. The Committee, in its discretion, may change the maximum percentage of "base salary rate" which may be elected by eligible employees so long as such change applies to all eligible employees. Based on the elections by eligible employees, if the total number of whole shares elected to be purchased exceeds the total number of shares determined by the Committee to be allocated to any date on which options are granted, then each eligible employee will be granted an option for such proportion of the total shares allocated by the Committee as the number of shares elected to be purchased by such eligible employee bears to the total number of shares elected to be purchased by all eligible employees.

1994 Stock Option Plan for Non-Employee Directors

      In March 1994, the Board of Directors adopted, and in April 1994, the shareholders approved, the 1994 Stock Option Plan for Non-Employee Directors (the "Director Plan"). The purpose of the Director Plan is to provide additional incentive to members of the Board of Directors of Omega who are not also employees of Omega or any subsidiary corporation by encouraging them to invest in Omega's Common Stock and thereby acquire a further proprietary interest in Omega and an increased personal interest in Omega's continued success and progress.

      As of May 1, 1994, each person who was a director of Omega, and who was not as of such date an employee of Omega or any subsidiary corporation, was automatically granted an option to purchase shares of Omega's Common Stock. Each person who is not an employee of Omega or any subsidiary corporation and who on or after May 1, 1994 is first elected or appointed as a director of Omega, shall as of the date of such election or appointment, automatically be granted an option to purchase a prorated number of shares of Omega's Common Stock (not to exceed 500 shares). On May 1, 1995 and on each May 1st thereafter (each, an "anniversary date") and provided the person continues to be a non-employee director on such anniversary date, such person shall automatically be granted an option to purchase up to 500 shares of Omega's Common Stock or such lower number of shares as shall be equal to the number of shares as shall then be available (if any) for grant under the Director Plan divided by the number of persons who are to receive an option on such anniversary date.

      The Director Plan is administered by the Board of Directors of Omega, including non-employee directors. Under the Director Plan, the Board has the right to adopt such rules for the conduct of its business and the administration of the Director Plan as it considers desirable. The Board of Directors has the exclusive right to construe the Director Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the Director Plan and the options issued pursuant to it.

      The aggregate number of shares that may be issued upon the exercise of options under the Director Plan is 55,000 shares of Omega Common Stock. In the event of any change in the capitalization of Omega, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the Director Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of Omega's Common Stock, as well as unissued shares, may be used for the purpose of the Director Plan. Common Stock of Omega subject to options that have terminated unexercised, either in whole or in part, will be available for future options granted under the Director Plan.

      The option price for options issued under the Director Plan will be equal to the fair market value of Omega Common Stock on the date of grant. Fair market value shall mean the last reported sale price of Omega's Common Stock as reported on the Nasdaq National Market as of the date of grant. Payment of the option price on exercise of options granted under the Director Plan may be made in (a) cash, (b) Omega Common Stock which will be valued at its fair market value (unless prohibited by the Board of Directors) or (c) any combination of cash and Common Stock of Omega valued as provided in clause (b) (unless prohibited by the Board of Directors).

      Options granted pursuant to the Director Plan may be exercised in whole, or from time to time in part, beginning on the earlier to occur of (i) one year after the date of their grant or (ii) a "change in control" of Omega, as such term is defined in the Director Plan. Unless terminated earlier by the option's terms, options granted under the Director Plan will expire ten years after the date they are granted. Options terminate one year after the optionee ceases to be a director of Omega (whether by resignation, removal, failure to be reelected or otherwise, and regardless of whether the failure to continue as a director was for cause or otherwise) and in all events not later than ten years after the date of option grant; provided, however, that if an optionee ceased to be a director of Omega by reason of retirement at age 70 or above, disability as defined in the Code, or death, the option will terminate five years after the director's retirement, disability or death, but in no event later than ten years from the date of grant. Options granted pursuant to the Director Plan are not transferable, except by will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee, including, for this purpose, the optionee's legal guardian or custodian in the event of disability. Options may not be granted pursuant to the Director Plan after the expiration of ten years from and after the adoption of the Director Plan by Omega's shareholders at the 1994 Annual Meeting.

      This Plan will be replaced by the 2004 Stock Option Plan for Non-Employee Directors if approved by the shareholders. See "Proposal 2 - Approval of the Omega Financial Corporation 2004 Stock Option Plan for Non-Employee Directors".

      The following table details information regarding Omega's existing equity compensation plans as of December 31, 2003:

                                                                                     (c)
                                                                             Number of securities
                                        (a)                   (b)            remaining available
                               Number of securities    Weighted-average      for future issuance
                                 to be issued upon     exercise price of         under equity
                                    exercise of           outstanding         compensation plans
                               outstanding options,    options, warrants    (excluding securities
        Plan Category           warrants and rights        and rights      reflected in column (a))
---------------------------------------------------------------------------------------------------
Equity compensation plans
approved by security
holders                               633,480              $  30.07                 1,208,829

Equity compensation plans
not approved by security
holders                                    --                    --                        --
                             ---------------------------------------------------------------------
Total                                 633,480              $  30.07                 1,208,829
                             =====================================================================

                          OTHER EMPLOYEE BENEFIT PLANS

Supplemental Executive Retirement Plan

      In 2000, the Board of Directors of Omega Bank adopted a nonqualified Supplemental Executive Retirement Plan ("SERP") effective as of January 1, 2000. The SERP is an unfunded plan that provides supplemental retirement benefits for David B. Lee, Daniel L. Warfel and Donita R. Koval.

      Under the SERP, Omega Bank enters into individual agreements with participants. The agreements provide for supplemental retirement benefits for a participant who has attained age 65 and who has remained in the continuous employment of Omega Bank (or its predecessor) until his retirement; however, in the case of the sale of the stock or assets, merger or substantial change in the ownership of Omega Bank, continuous employment of the participant is required only until the date the participant voluntarily terminates his employment or is discharged by Omega Bank without "just cause."

      Under the supplemental retirement provisions, Mr. Lee, Ms. Koval and Mr. Warfel are eligible for supplemental benefits of up to 75% of their final average salary. Those supplemental retirement benefits are subject to reduction for other retirement benefits that have been provided by the Bank. In the case of Mr. Lee, these benefits include social security benefits, 401(k) profit sharing contributions and employer matches and rollovers from previous pension plans. In the case of Ms. Koval and Mr. Warfel, these benefits include all those listed for Mr. Lee, with the addition of the value of the ESOP provided by Omega. Subject to the approval of the Omega Bank Board of Directors, a participant can elect early retirement at age 55 and a participant can elect early retirement without Board approval at age 55, if there is a sale of the stock or assets, merger, or substantial change in ownership of Omega Bank. The retirement benefits payable to a participant who has elected early retirement will be actuarially reduced.

      Mr. Lee has reached age 66 and will begin to receive his benefit in 2004. Based on Mr. Lee's final average salary for the five years ended on December 31, 2003, his annual SERP benefit is $229,392 payable for a period of 15 years beginning on January 1, 2004. Based on current estimates of Ms. Koval's final average salary, her estimated annual SERP benefit would be approximately $380,268 payable for a period of 15 years beginning at age 65. Mr. Warfel's final average salary projections indicate that his estimated annual SERP benefit would be approximately $36,764 payable for a period of 15 years beginning at age 65.

      Omega Bank purchased a life insurance policy that is designed to offset the contractual obligation to pay pre-retirement death benefits. The executive is the insured person under the policy and Omega Bank is the owner and beneficiary. The insured executive has no claim on the insurance policy, its cash value or the proceeds thereof.

Omega Executive Incentive Compensation Plan

      Omega has an Executive Incentive Compensation Plan ("EIC Plan"). The purpose of this plan is to motivate key management level employees by rewarding performance that exceeds normal expectations. The EIC Plan is administered by the Omega Compensation Committee, which designates permanent and special participants in the EIC Plan. Individuals are selected by the Omega Compensation Committee based on their responsibilities and value to Omega, and once selected generally remain a participant as long as the level of responsibility is not significantly reduced. In addition, other employees may from time to time be selected by the management of Omega as special participants in the EIC Plan in any given plan year based upon outstanding individual contribution to Omega.

      Awards to the permanent participants under the EIC Plan are based on pre-determined performance goals which are established by the Compensation Committee each year and are based upon such standards as change in return on average equity, earnings per share and net income. Awards to such special participants are made from a special bonus pool established each year not to exceed 25% of the amount awarded in any EIC Plan Year to the permanent participants as a group. Awards are paid to the participants in the first quarter following the end of each year. During 2003, awards were made to Messrs. Lee, Warfel, Thiel and Mses. Koval and McMinn based upon results achieved during the year ended December 31, 2003 and are included in the preceding Summary Compensation Table.

                              CERTAIN TRANSACTIONS

      Through its bank subsidiaries, Omega has had, and expects to continue to have, loan and other banking transactions (including, but not limited to, checking accounts and savings and time deposits) with certain of its directors, nominees for director, officers, certain of their immediate family members and certain corporations or organizations with which they are affiliated. All such loan and other banking transactions (i) were made in the ordinary course of business, (ii) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (iii) did not involve more than the normal risk of collectibility or present other unfavorable features.

                                   PROPOSAL 2

                   Approval of the Omega Financial Corporation
                2004 Stock Option Plan for Non-Employee Directors

General

      In March 2004, the Board of Directors of Omega adopted the 2004 Stock Option Plan for Non-Employee Directors (the "2004 Plan"), subject to approval by the shareholders. Directors of Omega who are not also employees of Omega are eligible to receive options under the 2004 Plan. The purpose of the 2004 Plan is to enhance the ability of Omega to attract, retain and motivate members of its Board of Directors and to provide additional incentive to members of its Board of Directors by encouraging them to invest in shares of Omega Common Stock and acquire a proprietary interest in Omega, and an increased personal interest in Omega's continued success and progress, to the mutual benefit of directors, employees and shareholders.

      Omega is seeking shareholder approval of the 2004 Plan to satisfy a Nasdaq Corporate Governance Rule that requires companies whose shares are reported on the Nasdaq National Market to obtain shareholder approval when establishing stock option plans pursuant to which officers or directors may acquire stock.

      Set forth below is a summary of the provisions of the 2004 Plan. This summary is qualified in its entirety by the detailed provisions of the text of the 2004 Plan included in Appendix C to this Proxy Statement.

Eligibility

      Each director of Omega who is not an employee of Omega or any subsidiary is eligible to receive options under the 2004 Plan.

Awards

      Each non-employee director as of January 1, 2004 who remains a non-employee director on May 1, 2004 will receive an option to purchase 500 shares of Omega Common Stock on May 1, 2004. Non-employee directors who are first elected or appointed after January 1, 2004 will receive on the date of their election or appointment an option to purchase a pro-rated number of shares based on the number of months of service of such director in such year. Thereafter, all non-employee directors will receive an option to purchase 500 shares of Omega Common Stock on January 1st of each year. Options granted under the 2004 Plan will be non-qualified stock options.

Administration

      The 2004 Plan shall be administered by Omega's Board of Directors. Under the 2004 Plan, the Board of Directors has the power to adopt rules for the conduct of the business and administration of the 2004 Plan as it considers desirable. The Board of Directors of Omega has the right to construe the 2004 Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the 2004 Plan and the options issued pursuant to it.

Common Stock Subject to the 2004 Plan

      The aggregate number of shares which may be issued upon the exercise of options under the 2004 Plan is 50,000 shares of Omega's Common Stock, subject to adjustment as described below.

Exercise Price of Options/Payment of Exercise Price

      The exercise price for options issued under the 2004 Plan will be equal to the fair market value of Omega's common stock on the date of grant of the option. Generally, the fair market value means the arithmetic average of the highest and lowest sale price of the Common Stock on the trading day prior to the date of grant as reported on The Nasdaq Stock Market or the primary stock exchange where the Common Stock is then traded. The exercise price of an option may be paid in cash, the delivery of already owned shares of Omega Common Stock having a fair market value equal to the exercise price, or a combination thereof. The Board of Directors may permit the use of the so-called "attestation procedure" to exercise a stock option as well.

Exercisability and Expiration of Options

      All options granted pursuant to the 2004 Plan are exercisable beginning one year from the date of the grant, except that options will become exercisable immediately upon a change of control, discussed below.

      All unexercised options terminate one year following the date on which the optionee ceases to be a director of Omega, other than by reason of retirement at or after age 70, disability or death (but not later than the scheduled option termination date). An exercisable option held by an optionee who retires at or after age 70, who dies or who ceases to be a director of Omega because of disability may be exercised by the director or his representative within five years after the director retires at or after the age of 70, dies or becomes disabled (but not later than the scheduled option termination date).

      After the date the optionee ceases to be a director, except by reason of retirement at or after age 70, disability or death, the optionee may exercise this option only for the number of shares which he had a right to purchase and did not purchase on the date he ceased to be a director. If the optionee ceases being a director by reason of retirement at or after age 70, disability or death, the option, to the extent that it is not then exercisable, will become exercisable on the date on which such option would otherwise have become exercisable if the optionee had not ceased being a director.

      In all events, unexercised options will expire ten years after the date of grant unless earlier terminated.

Change in Control

      In the event of a "change of control" of Omega, options granted under the 2004 Plan become immediately exercisable in full. A "change of control" includes any of the following events:

      o a change in at least five members of the Board of Directors or the addition of five or more new members to the Board of Directors or any combination of the foregoing, within any two calendar year period, unless the change or addition occurs with the affirmative vote in writing of the optionee in his capacity as a director or a shareholder; or

      o the acquisition by a person or a group of either 50% or more of the shares which voted in the election of directors at the last shareholders' meeting or 30% or more of Omega's outstanding voting stock.

Expiration of the 2004 Plan

      No new option awards may be granted under the 2004 Plan on and after April 26, 2014. Unless terminated earlier by the Board of Directors, the 2004 Plan will remain in effect until all outstanding awards have been exercised or have expired.

Adjustments

      The 2004 Plan authorizes the Board to make appropriate adjustments, in a manner determined in the sole discretion of the Board, to the number of shares which may be issued under the 2004 Plan and the number of shares and exercise prices subject to outstanding options in the event of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board deems in its sole discretion to be similar circumstances.

Amendments

      The Board of Directors may modify or amend the 2004 Plan, including the form of option agreement, in any way, or suspend or terminate the 2004 Plan at any time, as determined by the Board of Directors, without the approval of shareholders (except as required by the Nasdaq Corporate Governance Rules); provided, however, that such action shall not affect options granted under the 2004 Plan prior to the actual date on which such action occurs. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modification, amendments, suspensions or terminations (whether or not relating to the same provision or subject matter) to be similarly submitted for shareholder approval.

Awards Under the 2004 Plan

      No awards have been made to date under the 2004 Plan.

      If the 2004 Plan is approved, then each of Messrs. Agostinelli, Gingerich, Oliver, Powers, Sheetz and Szeyller will receive an option to purchase 500 shares of Omega Common Stock effective as of May 1, 2004 at the fair market value of Omega Common Stock on such date, provided that they are non-employee directors as of such date.

      On March 4, 2004, the closing price of Omega's common stock was $36.62 as reported in the Nasdaq National Market.

Federal Income Tax Consequences of the 2004 Plan

      The following information is not intended to be a complete discussion of the federal income tax consequences of participation in the 2004 Plan. This information is qualified in its entirety by reference to the internal revenue code, and the regulations adopted by the IRS. The provisions of the internal revenue code described in this section include current tax law only and do not reflect any proposals to revise current tax law.

      Generally, there will be no federal income tax consequences to either the optionee or Omega on the grant of non-qualified stock options pursuant to the 2004 Plan. On the exercise of a non-qualified stock option, the optionee has taxable ordinary income equal to the excess of the fair market value of the shares acquired on the exercise date over the option price of the shares. Omega will be entitled to a federal income tax deduction in an amount equal to such excess, provided that Omega complies with applicable reporting rules.

      Upon the sale of stock acquired by exercise of a non-qualified stock option, optionees will realize long-term or short-term capital gain or loss depending upon their holding period for such stock. Capital losses are deductible only to the extent of capital gains for the year plus $3,000 for individuals.

      An optionee who surrenders shares in payment of the exercise price of a non-qualified stock option will not recognize gain or loss with respect to the shares so delivered. The optionee will recognize ordinary income on the exercise of the non-qualified stock option as described above. Of the shares received in such an exchange, that number of shares equal to the number of shares surrendered have the same tax basis and capital gains holding period as the shares surrendered. The balance of shares received will have a tax basis equal to their fair market value on the date of exercise and the capital gains holding period will begin on the date of exercise.

                         INDEPENDENT PUBLIC ACCOUNTANTS

      The accounting firm of Ernst & Young LLP acted as Omega's independent public accountant for the 2003 fiscal year and has been selected to act as Omega's independent public accountant for the 2004 fiscal year. A representative of Ernst & Young LLP is expected to be present at the annual meeting and to have the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.

      Fees for professional services provided by Ernst & Young LLP in each of the last two fiscal years, in each of the following categories are:

                                      2003                 2002
                                 ----------------------------------
        Audit Fees               $    247,540            $  161,000

            Includes fees for the audit of consolidated financial statements and reviews of quarterly reports on Form 10-Q

        Audit-Related Fees             45,000                20,000

            Includes employee benefit plan audits, internal control reviews and student lending audit.

        Tax Fees                       41,455               106,400

            Includes tax compliance, the preparation of tax returns, and tax consulting service.

        All Other Fees                     --                    --
                                 ----------------------------------
                                 $    333,995               287,400
                                 ==================================

      The Audit Committee has considered and determined that the services provided by Ernst & Young LLP, in addition to those services provided in exchange for Audit Fees, as discussed above, are compatible with Ernst & Young LLP maintaining its independence.

      The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.

                              SHAREHOLDER PROPOSALS

      Under Omega's Bylaws, shareholder proposals with respect to the 2005 Annual Meeting of Shareholders, including nominations for directors, which have not been previously approved by the Board of Directors, must be submitted to the Secretary of Omega no later than November 26, 2004. Any such proposals must be in writing and sent either by personal delivery, nationally recognized express mail or United States mail, postage prepaid to Omega's Corporate Secretary, Omega Financial Corporation, 366 Walker Drive, State College, Pennsylvania 16801. Each nomination or proposal must include the information required by the Bylaws. All late or nonconforming nominations and proposals may be rejected by the officer presiding at the meeting. Please refer to "BOARD AND COMMITTEE MATTERS - Nominating Committee" for additional information.

      Shareholder proposals for the 2005 Annual Meeting of Shareholders must be submitted to Omega by November 26, 2004 to receive consideration for inclusion in Omega's Proxy Statement relating to the 2005 annual meeting of shareholders. Any such proposal must also comply with SEC proxy rules, including SEC Rule 14a-8, and any applicable requirements set forth in the Bylaws.

      In addition, shareholders are notified that the deadline for providing Omega timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at Omega's 2005 Annual Meeting of Shareholders is November 26, 2004. As to all such matters which Omega does not have notice on or prior to November 26, 2004, discretionary authority shall be granted to the persons designated in Omega's Proxy related to the 2005 Annual Meeting of Shareholders to vote on such proposal.

                     ANNUAL REPORT AND FINANCIAL STATEMENTS

      This Proxy Statement is accompanied by Omega's Annual Report to Shareholders for the year ended December 31, 2003.

      Each person solicited hereunder can obtain a copy of Omega's Annual Report on Form 10-K for the year ended December 31, 2003 as filed with the SEC, without charge except for exhibits to the report, by sending a written request to:

                      Corporate Secretary
                      Omega Financial Corporation
                      P. O. Box 298
                      State College, PA 16804-0298

      A copy of the required annual financial disclosures for each bank subsidiary will also be provided, without charge, upon written request to:

                      Corporate Secretary
                      Omega Financial Corporation
                      P. O. Box 298
                      State College, PA 16804-0298


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

                    Appendix A - Nominating Committee Charter

                           OMEGA FINANCIAL CORPORATION

                          NOMINATING COMMITTEE CHARTER

      This Nominating Committee Charter (the "Charter") has been adopted by the Board of Directors (the "Board") of OMEGA FINANCIAL CORPORATION (the "Company").

I.    Purpose

      The Board of Directors has established the Nominating Committee (the "Committee") of the Board to (1) identify individuals qualified to become members of the Board, consistent with the criteria approved by the Committee, (2) consider nominees made by shareholders in accordance with the Company's bylaws, and (3) select, or recommend to the Board, the director nominees for each annual shareholders meeting,

II.   Composition

      The Committee shall be comprised of two or more members, all of whom must qualify as independent directors ("Independent Directors") under the listing standards of The Nasdaq Stock Market, Inc. ("Nasdaq"), subject to any exceptions contained in such standards. The Committee members shall be appointed by the Board. The Board shall appoint one member of the Committee as chairperson. If the Board fails to elect a chairperson, the Committee members shall elect a chairperson from their members. The chairperson shall be responsible for leadership of the Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board. If the Committee chairperson is not present at a meeting, the remaining members of the Committee may designate an acting chairperson. The members shall serve for a term of one year or until their successors shall be appointed and qualified. No member of the Committee shall be removed except by majority vote of the full Board. The Board shall have the authority to fill vacancies or add additional members to the Committee. A member shall promptly notify the Committee and the Board if the member is no longer an Independent Director and such member shall be removed from the Committee unless the Board determines that an exception to the Independent Director requirement is available under the Nasdaq rules with respect to such member's continued membership on the Committee.

III.  Meetings and Procedures

      Consistent with the Company's articles of incorporation, bylaws and applicable state law, the following shall apply:

      o The Committee shall fix its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter.

      o The Committee shall meet at least annually and more frequently as circumstances require. Members may participate by telephone.

      o The chairperson of the Committee or a majority of the members of the Committee may call special meetings of the Committee.

      o The chairperson, in consultation with other members of the Committee, shall set the length of each meeting and the agenda of items to be addressed at each meeting and shall circulate the agenda to each member of the Committee in advance of each meeting.

      o A majority of the members of the Committee shall constitute a quorum.

      o The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee and/or provide such pertinent information as the Committee requests, except that no director of the Company shall participate in discussions or attend any portion of a meeting of the Committee at which that director's nomination or committee selection is being discussed.

      o Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

      o The Committee shall keep written minutes of its meetings, which minutes shall be maintained by the Company with the books and records of the Company. The chairperson may designate an officer or employee of the Company to serve as secretary to the Committee.

IV.   Responsibilities and Duties of the Committee

      The Committee shall have the following duties and responsibilities:
      Selection of Director Nominees and Committee Membership

      o Establish the criteria for selecting new members of the Board, which criteria shall include, among other factors that the Committee may deem appropriate, the person's experience as a director, current and past employment, and knowledge of the Company's business and industry.

      o Interview prospective candidates, and recommend to the Board, the director nominees for each annual shareholder meeting and nominees for any vacancies arising between annual shareholder meetings (subject to any contractual or other rights granted by the Company to third parties to nominate directors).

      o Recommend to the Board whether to increase the number of directors, or, in the event of the death disability, resignation, refusal to stand for reelection or removal of a director, whether to decrease the number of directors.

      o Review the composition of the Board and the Committee at least annually to ensure that the Board and the Committee complies with all applicable laws, regulations, and listing requirements.

      o Recommend to the Board the directors to be appointed to each committee of the Board.

      o Review the skills, characteristics, and qualifications of the members of the board and all committees at least annually.

      o Establish policies regarding the consideration of director candidates recommended by shareholders.

      o Establish procedures to be followed by shareholders in submitting recommendations for director candidates.

      o Recommend to the Board a process for shareholders to communicate with the Board.

      o Recommend to the Board a policy with respect to Board member attendance at annual meetings.

V.    Subcommittees

      The Committee may, by resolution passed by a majority of the Committee, designate one or more subcommittees, each subcommittee to consist of one or more of the members of the Committee. The Committee may delegate such authority to a subcommittee as the Committee deems appropriate, consistent with applicable law and Nasdaq listing standards.

VI.   Investigations and Studies; Outside Advisors

      The Committee may conduct or authorize investigations into or studies of matters within the scope of the Committee's duties and responsibilities, and may retain, at the Company's expense, such experts and other professionals as it deems necessary. The Committee shall have the sole authority to retain or terminate any search firm to be used to identify director candidates, including sole authority to approve the search firm's fees and other retention terms, such fees to be borne by the Company.

                      Appendix B - Audit Committee Charter

                           OMEGA FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER

The Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

The Audit Committee shall have at least three (3) members, each of whom must meet the following conditions: (i) be independent as defined under Rule 4200(a)(15) of The Nasdaq Stock Market (except as set forth in Rule 4350
(d)(2)(B)); (ii) meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 (subject to the exemptions provided in Rule 10A-3(c)); (iii) not have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years; and (iv) be able to read and understand fundamental financial statements, including a Company's balance sheet, income statement, and cash flow statement. Additionally, the Company must certify that it has, and will continue to have, at least one member of the Audit Committee who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall receive appropriate funding from the Company, as determined by the Audit Committee in its capacity as a committee of the Board, for payment of: (i) compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company; (ii) compensation to any advisers employed by the Audit Committee; and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements and the disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company's Annual Report on Form 10-K with Management and the independent auditors, including major issues regarding accounting and auditing principles and practices, the quality of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements, as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. The Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

4. The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

5. Review the interim financial statements and disclosures under Management's Discussion and Analysis of Financial Condition and Results of Operations with Management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

6. Meet periodically with Management to review the Company's major business and financial risk exposures and the steps Management has taken to monitor and control such exposures.

7. The Committee shall review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

8. Review and approve major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management. The Committee shall receive regular reports from the independent audit on the critical policies and practices of the Company, and all alternative treatments of financial information within generally accepted account principles that have been discussed with Management.

9. The Committee shall be directly responsible for the appointment and termination (subject, if applicable, to shareholder ratification), compensation, and oversight of the work of the independent auditors, including resolution of disagreements between Management and the auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company, and each such registered public accounting firm must report directly to the Committee. The committee shall pre-approve all audit and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services prescribed by law or regulation. The Committee may delegate pre-approval authority to a member of the Audit Committee. The decisions of any audit committee member to whom pre-approval authority is delegated must be presented to the full audit committee at its next scheduled meeting.

10. At least annually, the Committee shall obtain and review a report by the independent auditors describing:

      o     The firm's internal quality control procedures.

      o Any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues.

      o All relationships between the independent auditor and the Company (to assess the auditor's independence).

11. Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, replace the independent auditor.

12. The Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations and stock exchange listing standards.

13. Review the appointment and replacement of the senior internal auditing executive as needed.

14. Review the Company's internal audit function and approve the proposed program and schedule for the coming year and the coordination of such programs with the independent auditors, with particular attention to maintaining the best possible effective balance between independent and internal auditing resources.

15. Review the significant reports to Management prepared by the internal auditing department and Management's responses.

16. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

17. Obtain reports from Management and the Company's senior auditing executive that the Company's banking and non-banking subsidiaries are in conformity with applicable legal requirements and the Company's Code of Conduct.

18. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

      (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with Management.

      (b) Any changes required in the planned scope of the work performed by internal audit for the independent auditor.

      (c)   The internal audit department responsibilities, budget and staffing.

19. Prepare the "Report of the Audit Committee" required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

20. Advise the Board with respect to the Company's policies and procedures regarding compliance with the Company's Code of Conduct.

21. Review with the Company's counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies, any evidence of a material violation of securities laws or breaches of fiduciary duty and any material reports or inquiries received from regulators or governmental agencies.

22. The Committee shall establish procedures for the receipt, retention, and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

23. Meet at least quarterly with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

24. Ensure its receipt from the outside auditors of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1, and actively engaging in a dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the outside auditor.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls, subject, in each case, to the oversight of the audit committee described in this charter. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between Management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                                   APPENDIX C

                           OMEGA FINANCIAL CORPORATION
                             2004 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

      1. Purpose of Plan

            The purpose of the 2004 Stock Option Plan for Non-Employee Directors (the "Plan") contained herein is to enhance the ability of Omega Financial Corporation (the "Company") to attract, retain and motivate members of its Board of Directors and to provide additional incentive to members of its Board of Directors by encouraging them to invest in shares of Omega Financial Corporation (the "Company") common stock and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress, to the mutual benefit of directors, employees and shareholders.

      2. Aggregate Number of Shares

            50,000 shares of the Company's common stock, par value $5.00 per share ("Common Stock"), shall be the aggregate number of shares which may be issued under this Plan. Notwithstanding the foregoing, in the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under this Plan shall be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of this Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, shall be available for future options granted under this Plan.

      3. Participation

            Each person who was, as of January 1, 2004 and who remains, as of May 1, 2004, a director of the Company and is not as of either such date an employee of the Company or any subsidiary corporation, shall, as of May 1, 2004, automatically be granted an option to purchase 500 shares of the Company's Common Stock (such figure to be subject to adjustment for the same events described in Section 2 hereof). Each person who (a) was not a director of the Company as of January 1, 2004 and (b) is not an employee of the Company or any subsidiary corporation and who after January 1, 2004 is first elected or appointed as a director of the Company shall, as of the date of such election or appointment (except if such director is first elected or appointed after January 1, 2004 and prior to May 1, 2004, then as of May 1, 2004 and provided such person is not then an employee of the Company or any subsidiary) automatically be granted an option to purchase 500 shares of the Company's Common Stock (such figure to be subject to adjustment for the same events described in Section 2 hereof); provided, however, if such person was not a director as of January 1 of any calendar year, the number of shares subject to the option shall be pro-rated by a fraction whose denominator is 12 and whose numerator is the number of calendar months (beginning with the calendar month in which such person is elected or appointed) between the date of such election or appointment and the next January 1. On January 1, 2005, and on each anniversary thereafter, and provided a person described in the first or second sentences of this Section 3 continues to be a non-employee director on such anniversary, such person shall, on such anniversary, automatically be granted an option to purchase 500 shares of the Company's Common Stock (such figure to be adjusted for the same events described in Section 2 hereof) or such lower number of shares as shall be equal to the number of shares as shall then be available (if any) for grant under this Plan, divided by the number of persons who are to receive an option on such anniversary, subject, however, to the provisions of Section 6 hereof; provided, however, that in no event shall a director receive options to purchase more than 500 shares (such figure to be adjusted for the same events described in Section 2 hereof) pursuant to this Plan in any calendar year.

      4. Administration of Plan

            This Plan shall be administered by the Board of Directors of the Company. The Board of Directors of the Company shall adopt such rules for the conduct of its business and administration of this Plan as it considers desirable. A majority of the members of the Board of Directors of the Company shall constitute a quorum for all purposes. The vote or written consent of a majority of the members of the Board of Directors of the Company on a particular matter shall constitute the act of the Board of Directors of the Company on such matter. The Board of Directors of the Company shall have the exclusive right to construe the Plan and options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the Plan and the options issued pursuant to it, and such action shall be final, binding and conclusive upon all parties concerned. No member of the Board of Directors of the Company shall be liable for any act or omission (whether or not negligent) taken or omitted in good faith, or for the exercise of any authority or discretion granted in connection with the Plan to the Board of Directors, or for the acts or omissions of any other members of the Board of Directors.

      5. Non-Qualified Stock Options, Option Price and Term

            (a) Options issued pursuant to this Plan shall be non-qualified stock options. A non-qualified stock option is an option which does not satisfy the requirements of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"). The option price for the non-qualified stock options issued under this Plan shall be equal to the fair market value, as determined by the Board of Directors of the Company, of the Company's Common Stock on the date of the grant of the option. The fair market value of the Company's Common Stock on any particular date shall mean the arithmetic average of the highest and lowest sale price of the Common Stock on the trading day prior to the date of grant as reported on The Nasdaq Stock Market or the primary stock exchange on which such Common Stock is then listed or admitted to trading, or if the Common Stock is not then quoted on The Nasdaq Stock Market, or listed or admitted to trading on any stock exchange, the average of the highest and lowest sale prices in the over-the-counter market on such date, or if none of the foregoing, a price determined by the Committee.

            (b) Options issued pursuant to this Plan shall be issued substantially in the form set forth in Appendix I hereof, which form is hereby incorporated by reference and made a part hereof, and shall contain substantially the terms and conditions set forth therein.

      6. Modification, Amendment, Suspension and Termination

            Options shall not be granted pursuant to this Plan after the expiration of ten years from and after the date this Plan is approved by the shareholders of the Company. The Board of Directors of the Company reserves the right at any time, and from time to time, to modify or amend this Plan in any way, or to suspend or terminate it, effective as of such date, which date may be either before or after the taking of such action, as may be specified by the Board of Directors of the Company; provided, however, that such action shall not affect options granted under the Plan prior to the actual date on which such action occurred. If the Board of Directors voluntarily submits a proposed modification, amendment, suspension or termination for shareholder approval, such submission shall not require any future modifications, amendments (whether or not relating to the same provision or subject matter), suspensions or terminations to be similarly submitted for shareholder approval.

      7. Effectiveness of Plan

            This Plan shall become effective on the date of its adoption by the Company's Board of Directors, subject, however, to approval by the holders of the Company's Common Stock, in the manner described in the listing requirements of The Nasdaq National Market.

      8. General Conditions

            (a) Nothing contained in this Plan or any options granted pursuant to this Plan shall confer upon any director the right to continue as a director of the Company or interfere in any way with the rights of the Company to terminate him as a director.

            (b) Corporate action constituting an offer of stock for sale for any director under the terms of the options to be granted hereunder shall be deemed complete as of May 1, 2004, or as of the automatic grant date hereunder after May 1, 2004, regardless of when the option is actually delivered to the non-employee director or acknowledged or agreed to by him.

            (c) The term "subsidiary corporation" as used through this Plan shall mean a corporation in which the Company owns, directly or indirectly, shares of stock representing fifty percent or more of the outstanding voting power of all classes of stock of such corporation at the time of the granting of any option under this Plan.

            (d) The use of the masculine pronoun shall include the feminine gender whenever appropriate.

                                   APPENDIX I

                           NON-QUALIFIED STOCK OPTION

      Your option may first be exercised on and after one year from the date of its grant, but not before that time. On and after one year and prior to ten years from the date of its grant, your option may be exercised for up to 100% of the total number of shares then subject to the option. No fractional shares shall be issued or delivered. This option shall terminate and is not exercisable after the expiration of ten years from the date of its grant, except in the event of its earlier termination as hereinafter provided.

      In the event of a "change of control" (as hereinafter defined) of the Company, your option may, from and after the date of the change of control, and notwithstanding the foregoing paragraph, be exercised for up to 100% if the total number of shares then subject to the option minus the number of shares previously purchased upon exercise of the option (as adjusted for stock dividends, stock splits, combinations of shares, recapitalizations and what the Board of Directors deems in its sole discretion to be similar circumstances). A "change in control" shall be deemed to have occurred upon the happening of any of the following events:

      (1) a change in at least five members of the Company's Board of Directors or the addition of five or more new members to the Company's Board of Directors or any combination of the foregoing, within any two calendar year period, unless such change or addition occurs with the affirmative vote in writing of you in your capacity as a director or a shareholder; or

      (2) a person or group acting in concert as described in Section 13(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") proposes to hold or acquire beneficial ownership within the meaning of Rule 13(d)(3) promulgated under the Exchange Act of a number of voting shares of the Company which constitutes either (i) more than fifty percent of the shares which voted in the election of directors of the Company at the shareholders' meeting immediately preceding such determination or (ii) more than thirty percent of the Company's outstanding voting shares. The term "proposes to hold or acquire" shall mean when a person or group acting in concert has (A) the right to acquire or merge (whether such right is exercisable immediately or only after the passage of time or upon the receipt of such regulatory approvals as is required by applicable law) pursuant to an agreement, arrangement or understanding (whether or not in writing) or upon the exercise or conversion of rights, exchange rights, warrants or options or otherwise; (B) commenced a tender or exchange offer with respect to the voting shares of the Company or securities convertible or exchangeable into voting shares of the Company; or (C) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that such person or group acting in concert shall not be deemed to have acquired such shares if the agreement, arrangement or understanding to vote such securities arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and is not also then reportable on Schedule 13D under the Exchange Act or any comparable or successor report.

      You may exercise your option by giving written notice to the Director of Investor Relations of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check; (b) (unless prohibited by the Board of Directors) certificates representing shares of Common Stock of the Company, which will be valued by the Director of Investor Relations of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or (c) (unless prohibited by the Board of Directors) any combination of cash and Common Stock of the Company valued as provided in clause
(b). The use of the so-called "attestation procedure" to exercise a stock option may be permitted by the Board. Any assignment of stock shall be in a form and substance satisfactory to the Director of Investor Relations of the Company, including guarantees of signature(s) and payment of all withholding and transfer taxes if the Director of Investor Relations deems such guarantees necessary or desirable.

      Your option will, to the extent not previously exercised by you, terminate one year after the date on which you cease to be a director of the Company (whether by resignation, removal, failure to be reelected or otherwise and regardless of whether the failure to continue as a director was for cause or otherwise) provided, however, that if you cease to be a director of the Company by reason of retirement at age 70 or above (hereafter called "Qualified Retirement"), disability as defined in Section 22(e) (3) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder, or death, your option will terminate five years from the date of termination due to such Qualified Retirement, disability or death, but in no event later than ten years from the date this option is granted. After the date you cease to be a director, except by reason of such Qualified Retirement, disability or death, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director. If you cease being a director by reason of Qualified Retirement, disability or death, your option, to the extent that it is not then exercisable, will become exercisable on the date on which such option would otherwise have become exercisable if you had not ceased being a director.

      This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. If you die while a director of the Company, your executor or administrator, as the case may be, may, at any time within five years after the date of your death (but in no event later than ten years from the date this option is granted), exercise the option as to any remaining shares (except that options that are not then exercisable will become exercisable as provided in the last sentence of the preceding paragraph). If your directorship with the Company is terminated by reason of your becoming disabled, you or your legal guardian or custodian may at any time within five years after the date of such termination (but in no event later than ten years from the date this option is granted), exercise the option as to any remaining shares (except that options that are not then exercisable will become exercisable as provided in the last sentence of the preceding paragraph). If you die or become disabled after the date that you cease to be a director, your executor, administrator, guardian or custodian, as the case may be, may exercise this option prior to the termination of this option. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

      In the event of a liquidation or proposed liquidation of the Company, including (but not limited to) a transfer of assets followed by a liquidation of the Company, or in the event of a Change of Control (as previously defined) or proposed Change of Control, the Board shall have the right to require you to exercise this option upon thirty (30) days prior written notice to you. If at the time such written notice is given this option is not otherwise exercisable, the written notice will set forth your right to exercise this option even though it is not otherwise exercisable. In the event this option is not exercised by you within the thirty (30) day period set forth in such written notice, this option shall terminate on the last day of such thirty (30) day period, notwithstanding anything to the contrary contained in this option.

      In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board of Directors deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board of Directors.

      Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you, you do not have any rights as a shareholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery may not be consummated without violating a federal, state, local or securities exchange rule, regulation or law.

      Notwithstanding anything to the contrary contained herein, this option is not exercisable until all the following events occur and during the following periods of time:

      (1) Until this option and the optioned shares are approved and/or registered with such federal, state and local regulatory bodies or agencies and securities exchanges as the Company may deem necessary or desirable.

      (2) During any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.

      The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

      (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.

      (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

            "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legend shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.

      The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

      It is the intention of the Company and you that this option shall not be an "Incentive Stock Option" as that term is used in Section 422(b) of the Internal Revenue Code and the regulations thereunder.

      This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, modification or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.


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